Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA AB Growth Portfolio

(the “Portfolio”)

Supplement dated August 4, 2026

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2026, as supplemented and amended to date

Effective immediately, the section of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers” is supplemented by adding the following:

Name and Title	Portfolio Manager of the Portfolio Since
Shri Singhvi, CFA Co-CIO – US Growth Equities	2026

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the 3rd paragraph under “AllianceBernstein L.P. (AllianceBernstein)” is deleted in its entirety and replaced with the following:

The SA AB Growth Portfolio is managed by John H. Fogarty, Vinay Thapar and Shri Singhvi. Mr. Fogarty, Senior Vice President, has been Team Leader of U.S. Mid Cap Fundamental Growth since 2008. Mr. Fogarty joined the U.S. Growth team in 2009 as a portfolio manager for the U.S. Growth and U.S. Growth and Income services. In 2012, Mr. Fogarty became a portfolio manager for U.S. Large Cap Growth. Mr. Fogarty rejoined AllianceBernstein in 2007 as a fundamental growth research analyst. Mr. Thapar, Senior Vice President, joined AllianceBernstein in 2011. Mr. Thapar has been a member of the U.S. Growth team for six years as a healthcare analyst. Mr. Singhvi is Chief Investment Officer of Strategic Equities, an all-cap, all-style U.S. core portfolio for AB private wealth-management clients. Prior to his current role, he was a portfolio manager for U.S. Small and Mid Cap Value Equities. Mr. Singhvi joined AllianceBernstein in 2008 as a research analyst on the Small and Mid Cap Value team. Messrs. Fogarty, Thapar and Singhvi hold the Chartered Financial Analyst (CFA) designation.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-ABG1 (7/26)